UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-00266
TRI-CONTINENTAL CORPORATION
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota	55474

(Address of principal executive offices)	(Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: December 31
Date of reporting period: June 30, 2011

Item 1.	Reports to Stockholders.
Semiannual Report

Semiannual Report

Tri-Continental Corporation

Semiannual Report for the Period Ended
June 30, 2011

Tri-Continental Corporation seeks future growth of both capital and income, while providing reasonable current income.

 Not FDIC insured - No bank guarantee - May lose value

Letter to Stockholders

Dear Stockholders,

We are pleased to present the semiannual stockholder report for Tri-Continental Corporation (the Fund). The report includes the Fund’s investment results and a portfolio of investment and financial statements as of June 30, 2011.

The Fund’s Common Stock gained 9.00%, based on net asset value and 9.49%, based on market price, for the six months ended June 30, 2011. The Fund outperformed its benchmark, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), which gained 6.02% during the same period. The Fund also outperformed the Lipper Large-Cap Core Funds Index, which rose 5.34% during the six-month period.

During the first half of 2011, the Fund paid two distributions, in accordance with its earned distribution policy, that aggregated $0.13 per share of Common Stock of the Fund. Distributions are based upon amounts distributed by underlying portfolio companies owned by the Fund.

We welcome the addition of David King, who joined Brian Condon in April 2011 as a co-portfolio manager of the Fund.

On May 3, 2011, the Fund held its 81st Annual Meeting of Stockholders. During the meeting, Stockholders re-elected three Directors, ratified the selection of Ernst & Young LLP as the Fund’s independent registered public accounting firm for 2011 and approved a proposal to change the Fund’s fundamental investment policy relating to securities lending.

Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the most current prospectus for the Fund, distributions and other information can be found at columbiamanagement.com under the Closed-End Funds tab.

On behalf of the Board, we would like to thank you for your support of Tri-Continental Corporation.

Stephen R. Lewis
Chairman of the Board

For more information, go online to columbiamanagement.com; or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 9 a.m. to 6 p.m. Eastern time.

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

Table of Contents

Your Fund at a Glance	2

Portfolio of Investments	5

Statement of Assets and Liabilities	15

Statement of Capital Stock and Surplus	16

Statement of Operations	17

Statement of Changes in Net Assets	18

Financial Highlights	19

Notes to Financial Statements	21

Proxy Voting	35

Approval of Investment Management Services Agreement	35

Results of Meeting of Stockholders	38

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  1

Your Fund at a Glance
(Unaudited)

FUND SUMMARY

>	Tri-Continental Corporation (the Fund) Common Stock gained 9.00%, based on net asset value, and 9.49%, based on market price for the six months ended June 30, 2011.

>	The Fund outperformed its benchmark, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), which rose 6.02% for the six-month period.

>	The Fund also outperformed the Lipper Large-Cap Core Funds Index, which increased 5.34% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended June 30, 2011)

	6 months*	1 year	3 years	5 years	10 years
Tri-Continental Corporation Market Price	+9.49%	+40.27%	+0.63%	+0.62%	+0.38%

Net Asset Value	+9.00%	+35.96%	+1.43%	+0.75%	+0.65%

S&P 500 Index(1)	+6.02%	+30.69%	+3.34%	+2.94%	+2.72%

Lipper Large-Cap Core Funds Index(2)	+5.34%	+28.64%	+2.41%	+2.54%	+2.11%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagement.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

(1)	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Large-Cap Core Funds Index includes the 30 largest open-end large-cap core funds tracked by Lipper Inc. The index’s returns include net reinvested distributions.

2  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

PRICE PER SHARE

	June 30, 2011	March 31, 2011	December 31, 2010
Market price	$14.93	$14.62	$13.76

Net asset value	17.24	16.98	15.96

DISTRIBUTIONS PAID PER COMMON SHARE(a)

Payable date	Per share amount
March 22, 2011	$0.065

June 21, 2011	0.065

(a)	Preferred Stockholders were paid dividends totaling $1.25 per share.

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund’s common stock has historically traded in the market at a discount to its net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  3

Your Fund at a Glance (continued)

PORTFOLIO BREAKDOWN(1) (at June 30, 2011)

Stocks	99.6%

Consumer Discretionary	10.7

Consumer Staples	10.3

Energy	12.6

Financials	14.5

Health Care	12.2

Industrials	11.0

Information Technology	17.9

Materials	3.8

Telecommunication Services	3.3

Utilities	3.3

Limited Partnerships	0.2

Other(2)	0.2

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Money Market Fund.

TOP TEN HOLDINGS(1) (at June 30, 2011)

Apple, Inc.	4.4%

Microsoft Corp.	3.4

Chevron Corp.	3.4

IBM Corp.	3.1

JPMorgan Chase & Co.	2.9

General Electric Co.	2.9

UnitedHealth Group, Inc.	2.5

ConocoPhillips	2.4

Pfizer, Inc.	2.4

Wal-Mart Stores, Inc.	2.4

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Money Market Fund).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

Portfolio of Investments
Tri-Continental Corporation
June 30, 2011 (Unaudited)
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 99.1%

CONSUMER DISCRETIONARY 10.6%

Diversified Consumer Services 1.2%
Apollo Group, Inc., Class A(a)	247,300	$10,802,064
H&R Block, Inc.(b)	162,325	2,603,693

Total		13,405,757

Internet & Catalog Retail 0.4%
priceline.com, Inc.(a)	9,103	4,660,099

Media 3.2%
Comcast Corp., Class A(b)	542,726	13,752,677
DIRECTV, Class A(a)	444,900	22,609,818
Time Warner Cable, Inc.(b)	16,400	1,279,856

Total		37,642,351

Multiline Retail 0.4%
Family Dollar Stores, Inc.	87,615	4,605,044

Specialty Retail 5.3%
AutoZone, Inc.(a)	66,024	19,467,176
GameStop Corp., Class A(a)(b)	308,200	8,219,694
Gap, Inc. (The)(b)	80,180	1,451,258
Limited Brands, Inc.	472,130	18,153,399
Ross Stores, Inc.	180,749	14,481,610
TJX Companies, Inc.(b)	12,093	635,245

Total		62,408,382

Textiles, Apparel & Luxury Goods 0.1%
Coach, Inc.	18,435	1,178,550

TOTAL CONSUMER DISCRECTIONARY		123,900,183

CONSUMER STAPLES 10.3%

Beverages 0.7%
Coca-Cola Co. (The)	126,274	8,496,977

Food & Staples Retailing 3.7%
Kroger Co. (The)	119,894	2,973,371
Safeway, Inc.	174,400	4,075,728
Wal-Mart Stores, Inc.(b)	515,129	27,373,955
Walgreen Co.(b)	190,782	8,100,604

Total		42,523,658

Food Products 1.7%
Hershey Co. (The)(b)	322,100	18,311,385
Hormel Foods Corp.(b)	41,316	1,231,630

Total		19,543,015

Household Products 0.2%
Kimberly-Clark Corp.(b)	40,100	2,669,056

Tobacco 4.0%
Lorillard, Inc.(b)	190,264	20,714,042
Philip Morris International, Inc.	393,800	26,294,026

Total		47,008,068

TOTAL CONSUMER STAPLES		120,240,774

ENERGY 12.5%

Energy Equipment & Services 2.2%
National Oilwell Varco, Inc.	321,337	25,131,767

Oil, Gas & Consumable Fuels 10.3%
Apache Corp.	188,100	23,209,659
Chevron Corp.(c)	382,942	39,381,756
ConocoPhillips	374,812	28,182,114
Devon Energy Corp.	6,500	512,265
Exxon Mobil Corp.	215,711	17,554,561
Marathon Oil Corp.	53,568	2,821,962
Tesoro Corp.(a)(b)	261,377	5,988,147
Valero Energy Corp.	124,900	3,193,693

Total		120,844,157

TOTAL ENERGY		145,975,924

FINANCIALS 14.5%

Capital Markets 2.9%
Franklin Resources, Inc.	153,808	20,193,452
Goldman Sachs Group, Inc. (The)	55,234	7,351,093
T Rowe Price Group, Inc.(b)	96,900	5,846,946

Total		33,391,491

Commercial Banks 0.7%
KeyCorp(b)	1,007,471	8,392,233

Consumer Finance 2.2%
Capital One Financial Corp.(b)	419,328	21,666,678
Discover Financial Services	169,896	4,544,718

Total		26,211,396

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  5

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

FINANCIALS (cont.)
Diversified Financial Services 3.9%
Citigroup, Inc.	145,049	$6,039,840
JPMorgan Chase & Co.	828,702	33,927,060
Moody’s Corp.(b)	140,100	5,372,835

Total		45,339,735

Insurance 3.6%
Aflac, Inc.	136,212	6,358,376
Hartford Financial Services Group, Inc.(b)	349,587	9,218,609
Lincoln National Corp.(b)	365,230	10,405,403
Prudential Financial, Inc.	199,500	12,686,205
Travelers Companies, Inc. (The)(b)	61,796	3,607,651

Total		42,276,244

Real Estate Investment Trusts (REITs) 1.2%
Apartment Investment & Management Co., Class A(b)	134,300	3,428,679
Public Storage	12,900	1,470,729
Simon Property Group, Inc.	73,686	8,564,524

Total		13,463,932

TOTAL FINANCIALS		169,075,031

HEALTH CARE 12.1%

Biotechnology 2.3%
Biogen Idec, Inc.(a)	121,017	12,939,138
Gilead Sciences, Inc.(a)(b)	337,000	13,955,170

Total		26,894,308

Health Care Equipment & Supplies 0.3%
Baxter International, Inc.	62,313	3,719,463

Health Care Providers & Services 2.7%
Medco Health Solutions, Inc.(a)	47,662	2,693,856
UnitedHealth Group, Inc.	553,256	28,536,945

Total		31,230,801

Pharmaceuticals 6.8%
Abbott Laboratories	165,729	8,720,660
Eli Lilly & Co.	593,448	22,272,103
Forest Laboratories, Inc.(a)	145,565	5,726,527
Johnson & Johnson(b)	222,027	14,769,236
Pfizer, Inc.	1,358,965	27,994,679

Total		79,483,205

TOTAL HEALTH CARE		141,327,777

INDUSTRIALS 11.0%

Aerospace & Defense 4.7%
General Dynamics Corp.	107,607	8,018,874
Lockheed Martin Corp.(b)	69,023	5,588,792
Northrop Grumman Corp.(b)	84,636	5,869,507
Raytheon Co.	374,184	18,653,072
United Technologies Corp.	195,563	17,309,281

Total		55,439,526

Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	96,441	7,033,442

Commercial Services & Supplies 1.0%
Pitney Bowes, Inc.(b)	87,104	2,002,521
RR Donnelley & Sons Co.(b)	483,797	9,487,259

Total		11,489,780

Electrical Equipment 0.7%
Emerson Electric Co.	142,657	8,024,456

Industrial Conglomerates 2.9%
General Electric Co.	1,786,558	33,694,484

Professional Services 0.6%
Dun & Bradstreet Corp.	86,700	6,549,318

Trading Companies & Distributors 0.5%
WW Grainger, Inc.(b)	40,000	6,146,000

TOTAL INDUSTRIALS		128,377,006

INFORMATION TECHNOLOGY 17.8%

Computers & Peripherals 6.7%
Apple, Inc.(a)	150,621	50,558,951
Dell, Inc.(a)(b)	192,487	3,208,758
Lexmark International, Inc., Class A(a)	202,000	5,910,520
SanDisk Corp.(a)	318,101	13,201,192
Western Digital Corp.(a)	140,082	5,096,183

Total		77,975,604

IT Services 3.5%
IBM Corp.(b)	210,908	36,181,267
Teradata Corp.(a)(b)	83,000	4,996,600

Total		41,177,867

Semiconductors & Semiconductor Equipment 4.2%
Intel Corp.(b)	740,100	16,400,616
Micron Technology, Inc.(a)	409,200	3,060,816
NVIDIA Corp.(a)(b)	77,800	1,239,743
Teradyne, Inc.(a)(b)	353,400	5,230,320
Texas Instruments, Inc.	704,600	23,132,018

Total		49,063,513

The accompanying Notes to Financial Statements are an integral part of this statement.

6  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Software 3.4%
Microsoft Corp.	1,518,777	$39,488,202

TOTAL INFORMATION TECHNOLOGY		207,705,186

MATERIALS 3.7%

Chemicals 1.9%
Air Products & Chemicals, Inc.	25,162	2,404,984
CF Industries Holdings, Inc.	16,932	2,398,756
Eastman Chemical Co.	177,924	18,160,703

Total		22,964,443

Metals & Mining 1.8%
Freeport-McMoRan Copper & Gold, Inc.	393,989	20,842,018

TOTAL MATERIALS		43,806,461

TELECOMMUNICATION SERVICES 3.3%

Diversified Telecommunication Services 3.3%
AT&T, Inc.	696,794	21,886,299
Verizon Communications, Inc.(b)	440,298	16,392,295

Total		38,278,594

TOTAL TELECOMMUNICATION SERVICES		38,278,594

UTILITIES 3.3%

Electric Utilities 1.7%
Exelon Corp.(b)	454,413	19,467,053

Independent Power Producers & Energy Traders 0.3%
AES Corp. (The)(a)	277,147	3,530,853

Multi-Utilities 1.3%
Public Service Enterprise Group, Inc.	473,600	15,458,304

TOTAL UTILITIES		38,456,210

Total Common Stocks
(Cost: $970,650,539)		$1,157,143,146

Limited Partnerships 0.1%

FINANCIALS 0.1%

Capital Markets 0.1%
WCAS Capital Partners II LP(a)(d)(e)(f)	4,212,138	$1,925,172

TOTAL FINANCIALS		1,925,172

Total Limited Partnerships
(Cost: $4,212,138)		$1,925,172

Money Market Fund 0.3%

Columbia Short-Term Cash Fund, 0.166%(g)(h)	2,966,259	$2,966,259

Total Money Market Fund
(Cost: $2,966,259)		$2,966,259

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan 7.2%

Asset-Backed Commercial Paper 0.4%
Antalis US Funding Corp.
08/23/11	0.275%	$2,997,892	$2,997,892
Cancara Asset Securitisation LLC
07/13/11	0.150%	1,999,750	1,999,750

Total			4,997,642

Certificates of Deposit 1.4%
Barclays Bank PLC
09/13/11	0.310%	2,000,000	2,000,000
Commerzbank AG
07/20/11	0.220%	3,000,000	3,000,000
DZ Bank AG
07/12/11	0.200%	2,000,000	2,000,000
07/27/11	0.150%	2,000,000	2,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
08/12/11	0.300%	2,500,000	2,500,000
KBC Bank NV
07/05/11	0.300%	3,000,000	3,000,000
Societe Generale
09/23/11	0.411%	2,000,000	2,000,000

Total			16,500,000

Money Market Fund 1.7%
JPMorgan Prime Money Market Fund, 0.010%(g)		20,000,000	20,000,000

Other Short-Term Obligations 0.2%
Natixis Financial Products LLC
07/01/11	0.370%	2,000,000	2,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  7

Portfolio of Investments (continued)

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements 3.5%
Cantor Fitzgerald & Co. dated 06/30/11, matures 07/01/11, repurchase price $5,000,014(i)
	0.100%	$5,000,000	$5,000,000
Mizuho Securities USA, Inc. dated 06/30/11, matures 07/01/11, repurchase price $15,000,050(i)
	0.120%	15,000,000	15,000,000
Natixis Financial Products, Inc. dated 06/30/11, matures 07/01/11, repurchase price $5,000,004(i)
	0.030%	5,000,000	5,000,000
Nomura Securities dated 06/30/11, matures 07/01/11, repurchase price $5,000,014(i)
	0.100%	5,000,000	5,000,000
Pershing LLC dated 06/30/11, matures 07/01/11, repurchase price $2,000,007(i)
	0.120%	2,000,000	2,000,000
Royal Bank of Canada dated 06/30/11, matures 07/01/11, repurchase price $8,623,026(i)
	0.050%	8,623,014	8,623,014

Total			40,623,014

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $84,120,656)			$84,120,656

Total Investments
(Cost: $1,061,949,592)			$1,246,155,233
Other Assets & Liabilities, Net			(78,740,400)

Net Assets			$1,167,414,833

Investments in Derivatives
Futures Contracts Outstanding at June 30, 2011

	Number of
	Contracts	Notional	Expiration	Unrealized	Unrealized
Contract Description	Long (Short)	Market Value	Date	Appreciation	Depreciation
S&P 500 Index	8	$2,631,000	September 2011	$78,022	$—
Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At June 30, 2011, security was partially or fully on loan.

(c)	At June 30, 2011, investments in securities included securities valued at $672,059 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(d)	The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At June 30, 2011, there was no capital committed to the LLC or LP for future investment.

The accompanying Notes to Financial Statements are an integral part of this statement.

8  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

Notes to Portfolio of Investments (continued)

(e)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at June 30, 2011 was $1,925,172, representing 0.16% of net assets. Information concerning such security holdings at June 30, 2011 was as follows:

	Acquisition
Security	Dates	Cost
WCAS Capital Partners II LP	12-11-90 thru 03-24-98	$4,212,138

(f)	At June 30, 2011, the Fund owned one limited partnership investment that was purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. The investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of investment in the limited partnership, along with the cost and value at June 30, 2011, were as follows:

	Acquisition
Security	Dates	Cost	Value
WCAS Capital Partners II LP	12-11-90 thru 03-24-98	$4,212,138	$1,925,172

(g)	The rate shown is the seven-day current annualized yield at June 30, 2011.

(h)	Investments in affiliates during the period ended June 30, 2011:

Dividends
			Sales Cost/			or
	Beginning	Purchase	Proceeds	Realized	Ending	Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$3,118,708	$23,134,040	$(23,286,489)	$—	$2,966,259	$4,115	$2,966,259

(i)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  9

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.100%)
Security Description	Value
Fannie Mae Interest Strip	$53,170
Fannie Mae Pool	1,990,066
Fannie Mae Principal Strip	148,588
Fannie Mae REMICS	117,596
Federal Home Loan Banks	44,317
Federal National Mortgage Association	136,190
Freddie Mac Non Gold Pool	937,411
Freddie Mac REMICS	597,172
Ginnie Mae II Pool	344,833
Government National Mortgage Association	84,370
United States Treasury Note/Bond	646,287

Total Market Value of Collateral Securities	$5,100,000

Mizuho Securities USA, Inc. (0.120%)
Security Description	Value
Freddie Mac REMICS	$531,788
Ginnie Mae I Pool	13,061,706
Government National Mortgage Association	1,706,506

Total Market Value of Collateral Securities	$15,300,000

Natixis Financial Products, Inc. (0.030%)
Security Description	Value
Federal Farm Credit Bank	$1,468,571
Federal Home Loan Banks	845,849
Federal National Mortgage Association	2,477,486
Ginnie Mae II Pool	14,137
Resolution Funding Corp Interest Strip	11,797
United States Treasury Note/Bond	282,166

Total Market Value of Collateral Securities	$5,100,006

Nomura Securities (0.100%)
Security Description	Value
Fannie Mae Pool	$3,036,745
Freddie Mac Gold Pool	2,063,255

Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

10  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

Notes to Portfolio of Investments (continued)

Pershing LLC (0.120%)
Security Description	Value
Fannie Mae Pool	$17,756
Fannie Mae REMICS	497,522
Fannie Mae Whole Loan	3,166
Freddie Mac Reference REMIC	47,620
Freddie Mac REMICS	1,271,636
Freddie Mac Strips	20,255
Government National Mortgage Association	182,045

Total Market Value of Collateral Securities	$2,040,000

Royal Bank of Canada (0.050%)
Security Description	Value
Fannie Mae Pool	$5,026,389
Federal Home Loan Mortgage Corp	207
Freddie Mac Gold Pool	1,058,733
Freddie Mac Non Gold Pool	30,050
Freddie Mac REMICS	2,658,388
Ginnie Mae II Pool	21,707

Total Market Value of Collateral Securities	$8,795,474

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  11

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable

The accompanying Notes to Financial Statements are an integral part of this statement.

12  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

Fair Value Measurements (continued)

inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

	Fair Value at June 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets(b)	Inputs	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$123,900,183	$—	$—	$123,900,183
Consumer Staples	120,240,774	—	—	120,240,774
Energy	145,975,924	—	—	145,975,924
Financials	169,075,031	—	—	169,075,031
Health Care	141,327,777	—	—	141,327,777
Industrials	128,377,006	—	—	128,377,006
Information Technology	207,705,186	—	—	207,705,186
Materials	43,806,461	—	—	43,806,461
Telecommunication Services	38,278,594	—	—	38,278,594
Utilities	38,456,210	—	—	38,456,210

Total Equity Securities	1,157,143,146	—	—	1,157,143,146

Other
Limited Partnerships	—	—	1,925,172	1,925,172
Affiliated Money Market Fund(c)	2,966,259	—	—	2,966,259
Investments of Cash Collateral Received for Securities on Loan	20,000,000	64,120,656	—	84,120,656

Total Other	22,966,259	64,120,656	1,925,172	89,012,087

Investments in Securities	1,180,109,405	64,120,656	1,925,172	1,246,155,233
Derivatives(d)
Assets
Futures Contracts	78,022	—	—	78,022

Total	$1,180,187,427	$64,120,656	$1,925,172	$1,246,233,255

Certain Limited Partnerships classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company and market multiples derived from a set of comparable companies.

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  13

Portfolio of Investments (continued)

Fair Value Measurements (continued)

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at June 30, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Limited
Partnerships
Balance as of December 31, 2010	$2,019,088
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	(93,916)
Sales	—
Purchases	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of June 30, 2011	$1,925,172

*	Change in unrealized appreciation (depreciation) relating to securities held at June 30, 2011 was $(93,916).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

14  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

Assets
Investments, at value*
Unaffiliated issuers (identified cost $974,862,677)	$1,159,068,318
Affiliated issuers (identified cost $2,966,259)	2,966,259
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $43,497,642)	43,497,642
Repurchase agreements (identified cost $40,623,014)	40,623,014

Total investments (identified cost $1,061,949,592)	1,246,155,233
Receivable for:
Dividends	1,391,370
Interest	6,896
Variation margin on futures contracts	26,643
Equity-linked notes (Note 9)	5,614,177
Other assets	43,681

Total assets	1,253,238,000

Liabilities
Due upon return of securities on loan	84,120,656
Payable for:
Common Stock dividends	286,881
Preferred Stock dividends	470,463
Investment management fees	10,874
Stockholder servicing and transfer agent fees	3,063
Administration fees	1,737
Stockholders’ meeting fees	82,108
Other expenses	847,385

Total liabilities	85,823,167

Net assets	1,167,414,833
Preferred Stock	37,637,000

Net assets for Common Stock	$1,129,777,833

Net asset value per share of outstanding Common Stock	$17.24

Market price per share of outstanding Common Stock	$14.93

*Value of securities on loan	$83,346,679

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  15

Statement of Capital Stock and Surplus
June 30, 2011 (Unaudited)

Capital Stock
$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $1,551 Shares issued and outstanding — 752,740	$37,637,000
Common Stock, $0.50 par value:
Shares issued and outstanding — 65,541,530	32,770,765
Surplus
Capital surplus	1,680,496,977
Undistributed net investment income	725,248
Accumulated net realized loss	(771,240,627)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	184,205,641
Futures contracts	78,022
Receivables for equity-linked notes	2,741,807

Net assets	$1,167,414,833

The accompanying Notes to Financial Statements are an integral part of this statement.

16  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

Statement of Operations
Six months ended June 30, 2011 (Unaudited)

Net investment income
Income:
Dividends	$12,461,812
Interest	1,200
Dividends from affiliates	4,115
Income from securities lending — net	55,306

Total income	12,522,433

Expenses:
Investment management fees	2,018,735
Stockholder servicing and transfer agent fees	550,200
Administration fees	321,521
Compensation of board members	16,940
Stockholders’ meeting fees	168,847
Custodian fees	14,050
Printing and postage fees	844
Professional fees	69,935
Other	94,363

Total expenses	3,255,435

Net investment income(a)	9,266,998

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	29,827,116
Futures contracts	(68,627)

Net realized gain	29,758,489
Net change in unrealized appreciation (depreciation) on:
Investments	52,648,605
Futures contracts	55,281
Receivables for equity-linked notes (Note 9)	443,912

Net change in unrealized appreciation	53,147,798

Net realized and unrealized gain	82,906,287

Net increase in net assets resulting from operations	$92,173,285

(a)	Net investment income for Common Stock is $8,326,073, which is net of Preferred Stock dividends of $940,925.

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  17

Statement of Changes in Net Assets

	Six months ended	Year ended
	June 30, 2011	December 31, 2010
	(Unaudited)
Operations
Net investment income	$9,266,998	$19,750,653
Net realized gain (loss)	29,758,489	(3,295,839)
Net change in unrealized appreciation	53,147,798	146,205,387

Net increase in net assets resulting from operations	92,173,285	162,660,201

Distributions to Stockholders:
Net investment income
Preferred Stock	(940,925)	(1,881,850)
Common Stock	(8,552,720)	(16,746,859)

Total distributions to Stockholders	(9,493,645)	(18,628,709)

Decrease in net assets from capital share transactions	(14,153,159)	(29,123,790)

Total increase in net assets	68,526,481	114,907,702
Net assets at beginning of period	1,098,888,352	983,980,650

Net assets at end of period	$1,167,414,833	$1,098,888,352

	Six months ended
	June 30, 2011		Year ended
	(Unaudited)		December 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Common Stock issued at market price in distributions	202,054	2,902,904	478,107	5,944,014
Common Stock issued for investment plan purchases	49,458	713,212	279,377	3,551,435
Common Stock purchased from investment plan participants	(679,352)	(9,835,566)	(1,923,300)	(23,540,799)
Common Stock purchased in the open market	(540,009)	(7,933,709)	(1,232,037)	(15,078,440)

Total net decrease	(967,849)	(14,153,159)	(2,397,853)	(29,123,790)

The accompanying Notes to Financial Statements are an integral part of this statement.

18  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

Financial Highlights

Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average Common shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.

The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

The accompanying Notes to Financial Statements are an integral part of this statement.

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  19

Financial Highlights (continued)

	Six months
	ended June 30,	Year ended Dec. 31,
	2011	2010	2009	2008		2007	2006
	(Unaudited)
Per share data
Net asset value, beginning of period	$15.96	$13.73	$11.29	$23.03		$25.66	$22.16

Income from investment operations:
Net investment income	0.14	0.30	0.20	0.52		0.84	0.33
Net realized and unrealized gain (loss) on investments	1.28	2.28	2.42	(9.88)		(1.01)	3.47
Increase from payments by affiliate	—	—	0.04	—		—	—

Total from investment operations	1.42	2.58	2.66	(9.36)		(.17)	3.80

Less distributions to Stockholders from:
Net investment income
Preferred Stock	(0.01)	(0.03)	(0.03)	(0.02)		(0.02)	(0.02)
Common Stock	(0.13)	(0.25)	(0.17)	(0.50)		(0.87)	(0.28)
Net realized gains
Common Stock	—	—	—	(0.39)		(1.57)	—
Tax return of capital
Common Stock	—	—	(0.02)	(1.22)		—	—

Total distributions to Stockholders	(0.14)	(0.28)	(0.22)	(2.13)		(2.46)	(0.30)

Capital stock transactions at market price	—	(0.07)	—	(0.25	)(a)	—	—

Net asset value, end of period	$17.24	$15.96	$13.73	$11.29		$23.03	$25.66

Adjusted net asset value, end of period(b)	$17.18	$15.90	$13.69	$11.26		$22.98	$25.60
Market price, end of period	$14.93	$13.76	$11.52	$9.86		$20.90	$22.38

Total return
Based upon net asset value	9.00%	18.58%	24.11% (c)	(43.77%	)	(0.52% )	17.38%
Based upon market price	9.49%	21.85%	19.24%	(45.89%	)	3.51%	22.10%

Ratios to average net assets(d)
Expenses to average net assets for Common Stock	0.59% (e)	0.60%	0.98%	0.73%		0.66%	0.80%
Net investment income to average net assets for Common Stock	1.51% (e)	1.84%	1.46%	2.96%		3.22%	1.40%

Supplemental data
Net assets, end of period (000s):
Common Stock	$1,129,778	$1,061,251	$946,344	$893,899		$2,373,429	$2,657,209
Preferred Stock	37,637	37,637	37,637	37,637		37,637	37,637

Total net assets	$1,167,415	$1,098,888	$983,981	$931,536		$2,411,066	$2,694,846

Portfolio turnover	24%	86%	70%	111%		123%	122%

Notes to Financial Highlights

(a)	Reflects the issuance of Common Stock in distributions.
(b)	Assumes the exercise of outstanding warrants.
(c)	During the year ended December 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.47%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

20  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

Notes to Financial Statements
June 30, 2011 (Unaudited)

Note 1. Organization

Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.

The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange (NYSE) under the symbol “TY”.

Tri-Continental Corporation’s Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the NYSE. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Directors (the Board) based upon market transactions for normal, institutional-

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  21

Notes to Financial Statements (continued)

size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities

22  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

(such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement),

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  23

Notes to Financial Statements (continued)

the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

24  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

Fair Values of Derivative Instruments at June 30, 2011

	Asset Derivatives
Risk Exposure	Statement of Assets and
Category	Liabilities Location	Fair Value
Equity contracts	Net assets — unrealized appreciation on futures contracts	$78,022	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Six Months Ended June 30, 2011
Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Future Contracts
Equity contracts	$(68,627)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Future Contracts
Equity contracts	$55,281

Volume of Derivative Instruments for the Six Months Ended June 30, 2011

Contracts Opened
Futures Contracts	93

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  25

Notes to Financial Statements (continued)

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Dividends to Stockholders
The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income dividend of the calendar year.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Guarantees and Indemnifications
Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the

26  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee charged by the Investment Manager is 0.355% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The fee for the six months ended June 30, 2011 was 0.06% of the Fund’s average daily net assets.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended June 30, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  27

Notes to Financial Statements (continued)

Stockholder Servicing Fees
Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Stockholder Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund Stockholder accounts and records and provides Fund Stockholder services. Under the Agreement, the Fund pays the Stockholder Servicing Agent a fee equal to 0.10% of the average daily net assets of the Fund’s shares of Common Stock.

The Fund and certain other associated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At June 30, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $1,003,224. The liability remaining at June 30, 2011 for non-recurring charges associated with the lease amounted to $659,609 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at June 30, 2011 is included in other assets in the Statement of Assets and Liabilities at a cost of $43,681.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

At June 30, 2011, the cost of investments for federal income tax purposes was approximately $1,061,950,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$199,907,000
Unrealized depreciation	(15,702,000)

Net unrealized appreciation	$184,205,000

28  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

The following capital loss carryforward, determined as of December 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$216,574,794
2017	556,508,807

Total	$773,083,601

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $273,522,937 and $287,977,715, respectively, for the six months ended June 30, 2011.

Note 6. Capital Stock Transactions

Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.

Automatic Dividend and Cash Purchase Plan
The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan (Plan) and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 49,458 shares were issued to Plan participants during the period for proceeds of $713,212, a weighted average discount of 13.9% from the net asset value of

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  29

Notes to Financial Statements (continued)

those shares. In addition, a total of 202,054 shares were issued at market price in distributions during the period for proceeds of $2,902,904, a weighted average discount of 13.5% from the net asset value of those shares.

For Stockholder accounts established after June 1, 2007, unless the Stockholder Servicing Agent is otherwise instructed by the Stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the Stockholder’s account as “book credits.” Each Stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Stockholder Servicing Agent by the record date for a distribution. If the Stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the Stockholder should contact the financial intermediary to discuss reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the Stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the NYSE on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the NYSE on the ex-dividend date. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time.

For the six months ended June 30, 2011, the Fund purchased 540,009 shares of its Common Stock in the open market at an aggregate cost of $7,933,709, which represented a weighted average discount of 13.8% from the net asset value of those acquired shares. For the six months ended June 30, 2011, the Fund purchased 679,352 shares of Common Stock from Plan participants at a cost of $9,835,566, which represented a weighted average discount of 13.8% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

Under the Fund’s stock repurchase program for 2011, the amount of the Fund’s outstanding Common Stock that the Fund may repurchase from Stockholders and in the open market is 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares and increase the liquidity of the Fund’s Common Stock in the marketplace.

30  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

Warrants
At June 30, 2011, the Fund reserved 229,587 shares of Common Stock for issuance upon exercise of 9,491 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.

Assuming the exercise of all Warrants outstanding at June 30, 2011, net assets would have increased by $213,516 and the net asset value of the Common Stock would have been $17.18 per share. The number of Warrants exercised during the six months ended June 30, 2011 was 0.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At June 30, 2011, securities valued at $83,346,679 were on loan, secured by cash collateral of $84,120,656 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  31

Notes to Financial Statements (continued)

services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended June 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an aggregate principal amount of $29.7 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $2.9 million based on the estimated amounts recoverable for the notes and recognized realized losses of $26.8 million. The estimates of the amounts recoverable for the notes are periodically adjusted by the Investment Manager based on the observable trading price of Lehman Brothers senior notes, which provide an indication of amounts recoverable through the bankruptcy proceedings. Any changes to the receivable balances resulting from such adjustments are recorded as a change in unrealized appreciation or depreciation in the Statement of Operations. At June 30, 2011, the value of the receivable balances were $5.6 million, which represented 0.48% of the Fund’s net assets.

Note 10. Significant Risks

Large-Capitalization Risk
To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.

32  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  33

Notes to Financial Statements (continued)

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Tri-Continental Corporation (the “Corporation”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Corporation and all funds distributed by Columbia Management Investment Distributors, Inc. (each, a “Fund,” and collectively, the “Funds”).

On an annual basis, the Corporation’s Board of Directors (the “Board”), including the independent Board members (the “Independent Directors”), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2011, including reports based on analyses of data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Board’s Chair and the Chair of the Contracts Committee, and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  35

Approval of Investment Management Services
Agreement (continued)

of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

At the April 12-14, 2011 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Directors analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Directors specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Corporation’s operations, most notably, the close of the acquisition by Ameriprise Financial of the long-term asset management business of Columbia Management Group, LLC (the “Columbia Transaction”) and the successful execution of various integration and other business initiatives in 2010, including, implementation of complex-wide rationalized fee structures and the rebranding of the retail fund complex. The Independent Directors noted the information they received concerning Columbia Management’s ability to retain key personnel in certain targeted areas and its expectations in this regard. In that connection, the Independent Directors took into account their meetings with Columbia Management’s new Chief Investment Officer and considered the additional risk and portfolio management oversight now applied to the Funds as a result. The Independent Directors also assessed the adequacy of the current level and quality of Columbia Management’s technological resources and considered management’s commitments to enhance existing resources in this area.

Moreover, in connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of administrative services provided to the Corporation by Columbia Management and the services of Columbia Management’s affiliate, Columbia Management Investment Services Corp., as the Corporation’s stockholder service agent. The Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be

36  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Corporation.

Investment Performance:  For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Corporation. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Corporation, the performance of a benchmark index, the percentage ranking of the Corporation among its comparison group and the net assets of the Corporation. The Independent Directors observed that the Corporation outperformed its benchmark and finished the year in the second quartile of its peer group. The Independent Directors determined that the Corporation’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Corporation: The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Corporation’s expenses with median expenses paid by funds in its peer group, as well as data showing the Corporation’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the fund family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Funds are at, or below, the median expense ratio of funds in the same comparison group). The Board reviewed information they received with respect to the Corporation demonstrating that its expense ratio was below its peer group median expense ratio and that its combined investment management and administration fee rate ranked in the top quintile of its peer group. Based on its review, the Board concluded that the Corporation’s

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  37

Approval of Investment Management Services
Agreement (continued)

management fee was fair and reasonable in light of the extent and quality of services that the Corporation receives.

The Board also considered the profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Corporation. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds, including information depicting, to the extent reasonably practicable, the expected impact of the Columbia Transaction and the integration initiatives on profitability. In this regard, the Board observed that 2010 profitability was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Corporation should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:  The Board noted that the management fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. However, due to the Corporation’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Corporation’s assets grow to be a material factor in its deliberations.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 14, 2011, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

Results of Meeting of Stockholders

Proxy Results
The 81st Annual Meeting of Stockholders of the Fund was held on May 3, 2011 (adjourned from April 14, 2011). Stockholders voted in favor of each of the Board’s three proposals. The description of each proposal and number of shares voted are as follows:

38  TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT

Proposal 1
To elect three Directors to the Fund’s Board, each to hold office until the 2014 annual meeting of Stockholders and all until their successors are elected and qualify:

Director	For	Withheld
Patricia M. Flynn	47,603,940	4,108,584
Catherine James Paglia	47,410,692	4,301,832
Stephen R. Lewis, Jr.	47,406,727	4,305,796

Proposal 2
To ratify the selection of Ernst & Young LLP as the Fund’s independent registered public accounting firm for 2011:

For	Against	Abstaining
48,537,797	1,753,676	1,421,051

Proposal 3
To change the Fund’s fundamental investment policy regarding securities lending:

For	Against	Abstaining
33,961,750	6,392,772	1,905,455

TRI-CONTINENTAL CORPORATION — 2011 SEMIANNUAL REPORT  39

Tri-Continental Corporation
P.O. Box 8081
Boston, MA 02255-8081

columbiamanagement.com

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611. The prospectus should be read carefully before investing in the Fund. Tri-Continental is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.
©2011 Columbia Management Investment Advisers, LLC	SL-9948 D (8/11)

Item 2.	Code of Ethics. Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Fund:	Tri-Continental
Period:	June 30, 2011

			Total Number of Shares
	Total Number of		Purchased as Part of Publicly	Maximum Number of Shares
	Shares	Average Price	Announced Plans or	that May Yet Be Purchased
Period	Purchased	Paid Per Share	Programs(1)	Under the Plans or Programs(1)
01-01-11 to 01-31-11	103,738	$14.01	103,738	3,221,731
02-01-11 to 02-28-11	285,830	14.47	285,830	2,935,901
03-01-11 to 03-31-11	191,894	14.37	191,894	2,744,007
04-01-11 to 04-30-11	253,137	14.72	253,137	2,490,870
05-01-11 to 05-31-11	224,952	14.95	224,952	2,265,918
06-01-11 to 06-30-11	159,810	14.62	159,810	2,106,108

(1)	The registrant has a stock repurchase program. For 2011, the registrant is authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%.

Item 10.	Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semi annual reports.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)      Tri-Continental Corporation

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer
Date August 19, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer
Date August 19, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Treasurer and Principal Financial Officer
Date August 19, 2011